SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2005

Newtek Business Services, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Quentin Roosevelt Blvd., Garden City, New York	11554
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 390-2260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. The words “believe,” “will be able,” “anticipate,” “estimate,” “should,” “will,” “expect,” “continue,” “intend” or similar words are intended to identify forward-looking statements. Such statements involve risks and uncertainties that exist in the operations and business environment of Newtek Business Services, Inc. that could render actual outcomes and results materially different than predicted. Our forward-looking statements are based on assumptions about many factors, including, but not limited to: changes in interest rates or the general economy of the markets in which we operate; economic, technological or regulatory changes affecting the businesses conducted and to be conducted by us; our ability to employ and retain qualified employees; changes in government regulations that are applicable to our regulated small business lending; our ability to identify and complete acquisitions and successfully integrate the businesses we acquire; changes in the demand for the services we or our affiliates offer; the degree and nature of competition; and general volatility of the capital markets and the market price of our common stock. While we believe that our assumptions are reasonable at the time forward-looking statements were made, we caution that it is impossible to predict the actual outcome of numerous factors and, therefore, readers should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made and we undertake no obligation to update such statements in light of new information or otherwise.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) Effective on August 16, 2005, Newtek Business Services, Inc., or Newtek, has elected two new directors to fill vacancies due to the departure of Steven A. Shenfeld effective as of the same date and another which arose due to the resignation of Brian A. Wasserman in mid-June. Michael Schwartz and Sal Mulia were elected to the balance of the one-year terms which expire at the next annual meeting of shareholders in May 2006.

ITEM 9.01. Financial Statements and Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	August 18, 2005: Newtek Business Services Names Two New Independent Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 23, 2005

NEWTEK BUSINESS SERVICES, INC.

By:	/s/ Barry Sloane
Name:	Barry Sloane
Title:	Chairman of the Board, Chief Executive Officer, and Secretary